UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2022

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 15, 2022 (the “Effective Date”), Akebia Therapeutics, Inc. (the “Company”), BioPharma Credit PLC (the “Collateral Agent”), BPCR Limited Partnership (as a “Lender”) and BioPharma Credit Investments V (Master) LP (as a “Lender”) entered into the Second Amendment and Waiver (the “Second Amendment and Waiver”), which amends and waives certain provisions of the Loan Agreement, dated November 11, 2019, as amended by the First Amendment and Waiver, dated February 18, 2022, between the parties (as amended, the “Loan Agreement”).

Pursuant to the Second Amendment and Waiver, on the Effective Date, the Company made a $5,000,000 prepayment of principal of the tranche A loan (the “Second Amendment Effective Date Tranche A Prepayment”) and a $20,000,000 prepayment of principal of the tranche B loan (the “Second Amendment Effective Date Tranche B Prepayment”), in each case, together with any and all accrued and unpaid interest on such prepayments of principal to the Effective Date. In connection therewith, the Company also paid an aggregate of $500,000 in prepayment premiums under the Loan Agreement.

Subject to the payment in full by the Company of the Second Amendment Effective Date Tranche A Prepayment and the Second Amendment Effective Date Tranche B Prepayment, the Collateral Agent and the Lenders agreed to, among other things, (1) increase the amount of the working capital facility established in connection with the Company’s Second Amended and Restated Vifor License Agreement with Vifor (International) Ltd. (“Vifor”), which facility is part of the definition of Permitted Indebtedness under the Loan Agreement, as such term is defined in the Loan Agreement, that the Company is permitted to repay to Vifor without causing an acceleration of the liabilities under the Loan Agreement, (2) waive the requirement that the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ending June 30, 2022 and September 30, 2022 not be subject to any qualification as to going concern, and (3) waive certain payments payable under the Loan Agreement in connection with the Second Amendment Effective Date Tranche B Prepayment.

The foregoing description of the Second Amendment and Waiver does not purport to be complete, and is qualified in its entirety by reference to the Second Amendment and Waiver, a copy of which the Company expects to file with its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: July 18, 2022	By:	/s/ John P. Butler
	Name:	John P. Butler
	Title:	President and Chief Executive Officer